UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 28, 2008
Basic Energy Services, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation )	1-32693 (Commission File Number)	54-2091194 (IRS Employer Identification No.)

500 W. Illinois, Suite 100 Midland, Texas (Address of principal executive offices)		79701 (Zip Code)
Registrant’s telephone number, including area code: (432) 620-5500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☑  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Third Amended and Restated 2003 Incentive Plan
     Effective May 12, 2008, our Compensation Committee recommended and our board of directors approved amendments to our existing Second Amended and Restated 2003 Incentive Plan by adopting the Third Amended and Restated 2003 Incentive Plan (the “Plan”). The purpose of the amendments was to make certain immaterial changes to the Plan, including clarification that, for awards granted after March 1, 2005 to participants whose employment in terminated for certain reasons in connection with a change in control, such participants awards vest upon the employment termination date, not the date of the change in control. Additional immaterial changes were made to the Plan in connection with Section 409A of the Internal Revenue Code of 1986, as amended.
     The amendments to the Plan are not considered material revisions as such term is used in Rule 303A.08 of the New York Stock Exchange Listed Company Manual. A copy of the Third Amended and Restated 2003 Incentive Plan is filed as Exhibit 10.1 hereto and is incorporated herein by reference.
Item 8.01    Other Events.
Amendments to Award Agreements for Non-employee Directors
     On May 28, 2008, we and each of the non-employee members of the board of directors of Basic Energy Services, Inc. (“Basic Energy Services” or “us”) entered into amendments to certain award agreements relating to awards made under our Third Amended and Restated 2003 Incentive Plan. These amendments were entered into in connection with our proposed merger with Grey Wolf, Inc. (“Grey Wolf”) pursuant to that certain Agreement and Plan of Merger (the “Merger Agreement”) dated April 20, 2008, by and among us, Grey Wolf, and Horsepower Holdings, Inc., a Delaware corporation owned equally by Basic Energy Services and Grey Wolf (“Holdings”), pursuant to which Basic Energy Services and Grey Wolf will merge with and into Holdings, with Holdings continuing as the surviving corporation in each merger (such transactions being referred to as the “Mergers”).
     Pursuant to the Merger Agreement, and as further approved by the Compensation Committee of our board of directors, we have entered into amendments to non-qualified stock option agreements with each of the following non-employee directors who will not be continuing as directors of Holdings following the consummation of the Mergers: Messrs. William E. Chiles, Sylvester P. Johnson, IV, H. H. Wommack III and Thomas P. Moore, Jr. These amendments provide that, in addition to the treatment of options under the Merger Agreement, in light of, and as partial consideration for, the 60-day lockup agreement agreed to by the non-continuing directors of Basic Energy Services, we have agreed to extend the expiration date during which such non-continuing directors can exercise their options from 90 days after the director’s termination date until 150 days after the director’s termination date in connection with the Mergers. A copy of the form of Amendment to Nonqualified Stock Option Agreements for non-continuing directors is filed as Exhibit 10.2 hereto and is incorporated herein by reference.
     Pursuant to the Merger Agreement, and as further approved by the Compensation Committee of our board of directors, we have entered into amendments to grant agreements with each of the following non-employee directors who will be continuing as directors of Holdings following the consummation of the Mergers: Messrs. Steven A. Webster, James S. D’Agostino, Jr. and Robert F. Fulton. These amendments provide that, as consideration for continuing as a director of Holdings immediately following the consummation of the Mergers, the Mergers shall not be deemed for purposes of the Plan and the Grant Agreements to constitute a “Change of Control” or “Change in Control.” A copy of the form of Amendment to Grant Agreements for continuing directors is filed as Exhibit 10.3 hereto and is incorporated herein by reference.
Deutsche Bank Energy & Utilities Conference Presentation
     On May 29, 2008, Basic Energy Services presented at the Deutsche Bank Energy & Utilities Conference in Miami, Florida. A copy of the slide presentation used at the conference is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Acquisition of Triple N Services, Inc.
     On May 29, 2008, Basic Energy Services issued a press release reporting its acquisition of Triple N Services, Inc. A copy of the press release is filed as Exhibit 99.2 hereto and is incorporated herein by reference.
Forward Looking Statements and Additional Information
     Basic Energy Services may make statements herein that are “forward-looking statements” as defined by the Securities and Exchange Commission (the “SEC”). All statements, other than statements of historical fact, included herein that address activities, events or developments that Basic Energy Services expects, believes or anticipates will or may occur in the future are forward-looking statements. These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially, including required approvals by stockholders and regulatory agencies, the possibility that the anticipated benefits from the proposed mergers cannot be fully realized, the possibility that costs or difficulties related to integration of the two companies will be greater than expected, the impact of competition and other risk factors included in the reports filed with the SEC by Grey Wolf, Inc. (“Grey Wolf”) and Basic Energy Services. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of their dates. Except as required by law, Basic Energy Services does not intend to update or revise its forward-looking statements, whether as a result of new information, future events or otherwise.
Additional Information and Where to Find It
     In connection with the proposed mergers, a registration statement of Horsepower Holdings, Inc. (“Holdings”), which includes proxy statements of Basic Energy Services and Grey Wolf and other materials, has been be filed with the Securities and Exchange Commission (File No. 333-150895). INVESTORS AND SECURITY HOLDERS ARE URGED TO CAREFULLY READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS AND THESE OTHER MATERIALS REGARDING THE PROPOSED TRANSACTION WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT BASIC ENERGY SERVICES, GREY WOLF, HOLDINGS AND THE PROPOSED TRANSACTION. Investors and security holders may obtain a free copy of the registration statement and the definitive proxy statement/prospectus when they are available and other documents containing information about Basic Energy Services and Grey Wolf, without charge, at the SEC’s web site at www.sec.gov, Basic Energy Services’ web site at www.basicenergyservices.com, and Grey Wolf’s web site at www.gwdrilling.com. Copies of the registration statement and the definitive proxy statement/prospectus and the SEC filings that will be incorporated by reference therein may also be obtained for free by directing a request to either Investor Relations, Basic Energy Services, Inc., 432-620-5510 or to Investor Relations, Grey Wolf, Inc., 713-435-6100
Participants in the Solicitation
     Basic Energy Services and Grey Wolf and their respective directors, officers and certain other members of management may be deemed to be participants in the solicitation of proxies from their respective stockholders in respect of the mergers. Information about these persons can be found Grey Wolf’s proxy statement relating to its 2008 annual meetings of stockholders as filed with the SEC on April 8, 2008. Information concerning beneficial ownership of Basic Energy Services stock by its directors and certain of its executive officers is included in its Form 10—K/A filed on April 29, 2008 and subsequent statements of changes in beneficial ownership on file with the SEC. Additional information about the interests of such persons in the solicitation of proxies in respect of the merger will be included in the registration statement and the joint proxy statement/prospectus to be filed with the SEC in connection with the proposed transaction.
Item 9.01    Financial Statements and Exhibits.

(d)	Exhibits.

	10.1	Third Amended and Restated 2003 Incentive Plan
	10.2	Form of Amendment to Nonqualified Stock Option Agreements (Non-continuing Directors)
	10.3	Form of Amendment to Grant Agreements (Continuing Directors)
	99.1	Basic Energy Services, Inc. slide presentation
	99.2	Basic Energy Services, Inc. press release dated May 29, 2008

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Basic Energy Services, Inc.
Date: May 29, 2008	By:	/s/ Alan Krenek
Alan Krenek
Senior Vice President, Chief Financial Officer, Treasurer and Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	Third Amended and Restated 2003 Incentive Plan
10.2	Form of Amendment to Nonqualified Stock Option Agreements (Non-continuing Directors)
10.3	Form of Amendment to Grant Agreements (Continuing Directors)
99.1	Basic Energy Services, Inc. slide presentation
99.2	Basic Energy Services, Inc. press release dated May 29, 2008